Combination of the Bruton's Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) with BR Is Active and Tolerable in Patients with Relapsed or Refractory (R/R) CLL/SLL: Interim Results of a Phase Ib/II Study

JENNIFER R. BROWN, MD, PHD[1], JACQUELINE BARRIENTOS,MD[2], IAN W. FLINN, MD, PHD[3], PAUL BARR, MD[4], JAN BURGER, MD[5], TASHEDA NAVARRO[6], DANELLE F. JAMES, MD, MAS[6], ERIC HEDRICK, MD[6], JONATHAN W. FRIEDBERG, MD[4], SUSAN R. O'BRIEN, MD[5],

[1]Dana-Farber Cancer Institute, Boston, MA
[2]Long Island Jewish Medical Center, Hyde Park, NY
[3]Sarah Cannon Research Institute, Tennessee Oncology, Nashville, TN
[4]Hematology/Oncology Division, James P. Wilmot Cancer Center, University of Rochester, Rochester, NY
[5]The University of Texas MD Anderson Cancer Center, Houston, TX
[6]Pharmacyclics, Inc., Sunnyvale, CA

pharmacyclics

Bruton's Tyrosine Kinase (BTK)

A critical kinase for lymphoma cell survival and proliferation



B cell receptor
IgH
IgL
CD79A
CD79B
CD19
Cell membrane
PIP2
PIP3
PI3K
BTK
BLNK
PLCγ
LYN
SYK
DAG
IP3
Ca++
PKCβ
IKK
ERK
NF-κB
Nucleus

- BTK is expressed and functional across non-T-cell hematopoietic lineages
- BTK functions downstream of a variety of receptors
  - Essential element of B cell receptor signaling
  - Chemokine-controlled migration & adhesion
  - Interactions in innate immunity Toll-like receptors,
  - Downstream of Ig FcR and IgE receptor
- Survival of B-cell malignancies requires BTK-dependent signals from BCR

Ibrutinib (PCI-32765), a selective inhibitor of BTK

- Forms a specific bond with cysteine-481 in BTK
- Highly potent BTK inhibition at IC50 = 0.5 nM
- Orally administered with once daily dosing resulting in 24-hr target inhibition
- No cytotoxic effect on T-cells or NK-cells
- In CLL cells promotes apoptosis and inhibits CLL cell migration and adhesion
- Phase I/II data of single agent ibrutinib in 61 relapsed/refractory CLL patients demonstrated a high frequency of durable response (O'Brien ASH 2011)


50
25
0
-25
-50
-75
% Change from Baseline SPD
420 mg/d
840 mg/d


+ Censored
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
PFS Probability
420 mg/d (n=27)
840 mg/d (n=34)
0
2
4
6
8
10
12
14
16
Months on Study

Study Design: PCYC-1108-CA

- Ibrutinib in combination with BR or FCR in patients with relapsed/refractory CLL*
  - Ibrutinib: 420 mg/day in 28-day cycles until disease progression
  - BR: B (70 mg/m^2 d1-2)/ R (375mg/m^2 cycle 1; 500mg/m^2 cycles 2-6) – administered up to 6 cycles
  - FCR: F (25 mg/m^{2}d1-3)/ C (250 mg/m^2 d1-3)/ R (375mg/m^2 cycle 1; 500mg/m^2 cycles 2-6) – administered up to 6 cycles
- Objectives – to evaluate:
  - Safety
  - Overall response rate

** Enrollment to the FCR cohort was suspended due to poor enrollment as patients were required to be fludarabine naïve*

Patient Eligibility

- Diagnosis of CLL or SLL and requirement for treatment per IWCLL guidelines
  - ≥ 1, no more than 3 prior therapies
  - Adequate end-organ function
  - ANC ≥ 1000 x 10^9/L Platelets ≥ 50 x 10^9/L
  - ALT < 3 x ULN Creatinine ≤ 2 x ULN
- No active/uncontrolled infection
- ECOG 0 or 1
- No malabsorption syndromeor disease significantly affecting GI function

Patient Characteristics

		Ibrutinib + BR (N=30)	Ibrutinib + FCR (N=3)
Age, years	Median: Range: ≥70 years, # (%)	61.5 41 – 82 7 (23)	56 55 – 58 0
Diagnosis, # (%)	CLL SLL	29 (97) 1 (3)	3 (100) 0
ECOG Performance Status, # (%)	0 1	15 (50) 15 (50)	1 (33) 2 (67)
Prior Rx, # (%)	Median: Range: 3 prior regimens:	2 1 – 3 12 (40)	1 1 – 1 0
Bulky Disease, # (%)	≥ 5 cm	16 (53)	2 (67)
Hgb < 11 g/dL or PLT < 100K/µL at screening		14 (47)	0

Patient Characteristics (cont.)

	Ibrutinib + BR (N=30)	Ibrutinib + FCR (N=3)
Purine Analog Refractory, # (%) (≤12 month treatment free interval following purine analog regimen)	11 (37)	0
Bendamustine Refractory, # (%) (≤ 12 month treatment free interval following bendamustine containing regimen)	4 (13)	0
Prognostic Markers, # (%)		
Del(17p):	7 (23)	0
Del(11q):	13 (43)	0
β2 Microglobulin > 3mg/L	16 (59)	2 (67)

Patient Disposition

	Ibrutinib + BR (N=30)
Follow-Up Median (months) Range	8.1 2.7 – 11.3
Patients Still on Study, # (%)	23 (77)
Patients Discontinued, # (%)	7 (23)
Primary Reasons for Discontinuation, # (%) Proceeded to SCT Disease Progression	 5 (17) 2 (7)

Treatment Summary

	Ibrutinib + BR (N=30)
Number of Cycles of Bendamustine Received	
Median	6
Range	2 – 6
Number of Cycles of Rituximab Received	
Median	6
Range	2 – 6
Ibrutinib % Total Planned Dose Received	
Median	97
Range	73 – 100
Subjects with Dose Modifications, # (%)	
Bendamustine	7 (23)
Rituximab	0
Ibrutinib	1 (3)

Common Non-Hematologic AEs (All Grades) – Events Occurring in ≥ 20% of Patients (regardless of attribution) (N=30)



Diarrhea
Nausea
Fatigue
Rash
Headache
Vomiting
Pyrexia
Dizziness
Insomnia
0%
20%
40%
60%
80%
Grade 1
Grade 2
Grade 3
Grade 4

Safety

	Ibrutinib + BR N=30	
	Grade 3	Grade 4
Grade 3/4 hematology toxicity, # (%)	**5 (17)**	**4 (13)**
Neutropenia	3 (10)	4 (13)
Thrombocytopenia	2 (7)	0
Grade 3/4 non-hematologic toxicity in >1 pt, # (%)		
Rash	3 (10)	0
Fatigue	2 (7)	0
Tumor Lysis Syndrome	2 (7)	0
Cellulitis	2 (7)	0
Grade 3/4 infections, # (%)	**2 (7)**	
SAE, # (%)	**4 (13)**	

Ibrutinib Mediates Transient Rise in Lymphocyte Count That is Diminished in Combination with BR

Blood Lymphocytes



ALC—Ibrutinib single agent
ALC—Ibrutinib+ BR
Mean Percent Change From Baseline
700
600
500
400
300
200
100
0
-100
-200
Screen
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5
Cycle 6
Cycle 7
Cycle 8
Cycle 9
Cycle 10
Cycle 11
Cycle 12
Cycle 13
Cycle 14
Cycles

Lymph Nodes



SPD—Ibrutinib single agent
SPD—Ibrutinib+ BR
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Screen
Cycle 2
Cycle 4
Cycle 5
Cycle 6
Cycle 8
Cycle 9
Cycle 11
Cycle 12
Cycle 14
Cycles

Best Response

	Ibrutinib + BR (N=30) *8.1 mos median f/u*
	# (%)
CR	4 (13)
PR	24 (80)
ORR	93%
Nodal	1 (3)
SD	0 (0)
PD	1 (3)
NE	0 (0)

Best Response by Risk Features

	N	ORR %	CR %
All Patients	30	93	13
≥ 70 years age	7	86	29
Prior Rx, = 3 regimens	12	83	0
Hgb < 11 g/dL or PLT < 100K/µL	14	93	7
Del 11q present	13	100	15
β2 Microglobulin > 3mg/L	16	94	0
Purine analog refractory	11	91	0
Bendamustine refractory	4	75	0
Del 17p present	7	71	14

Ibrutinib + BR Best Response



100%
80%
60%
40%
20%
0%
93%
13%
80%
3%
CR
PR
Nodal
All Patients
N=30

20/30 patients have not yet reached the full response assessment inclusive of bone marrow at least 2 months after completing BR.

Historical BR:
ORR: 59% including 9% CRs. *(Fischer 2011 JCO)*

Ibrutinib + BR Progression-free Survival



Censored
1.0
0.8
0.6
0.4
0.2
0.0
Survival Probability
30
29
28
16
3
0
0.0
2.5
5.0
7.5
10.0
12.5
Months on Study

Limited Experience with Ibrutinib+ FCR in Second Line

- Ibrutinib in combination with FCR in patients with CLL/SLL
- 3 patients treated, cohort closed due to limited PA-naïve patients in relapsed setting
- Well tolerated in 3 patients
  - One SAE - neutropenic fever
- All 3 pts received all 6 cycles of FCR
  - One patient had a dose reduction
- Overall response 100% (3/3) with 2 confirmed MRD-negative CRs (MRD-negative at 10^{-4})
- All 3 patients remain progression free on ibrutinib with a median follow-up of 8.5 months

Summary

- Addition of ibrutinib to BR resulted in
  - 93% of patients achieved a IWCLL response with 13% CRs
  - Responses observed in BR/Purine-analog refractory patients
  - Low rate of disease progression
- No added toxicity observed when adding ibrutinib to BR
- Ibrutinib in combination with BR warrants phase III investigation

Acknowledgement

All the patients and their families
who participated in the study

Investigators and clinical research staff
from all the clinical centers

Pharmacyclics, Inc.